Accrued expenses and other current liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Accrued expenses and other current liabilities.
Research and development external project costs	$ 2,293	$ 5,399
Personnel-related expenses	1,475	1,903
Professional fees	523	486
Other	482	405
Total	$ 4,773	$ 8,193